                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 11, 2002
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                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-9147                 91-0881481
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


     CanArgo Services (UK) Limited
      150 Buckingham Palace Road
            London, England                                       SW1W 9TR
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code  (44) 207 808 4700
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits


99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 11, 2002.


ITEM 9. Regulation FD Disclosure.


Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 11, 2002. The Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CANARGO ENERGY CORPORATION



 Date: November 11, 2002                By: /s/ Liz Landles
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                                            Liz Landles, Corporate Secretary